1996 MANAGEMENT STOCK PLEDGE AGREEMENT

                                                  Date:  As of January 1, 1996

      _____________________,  whose address is _________________  (the "Debtor")
and REGENCY REALTY CORPORATION, a Florida corporation (the "Secured Party"), agree as follows:

      1. Security Interest. In consideration of a loan to the Debtor from the Secured Party to enable the Debtor to purchase shares of the Secured Party's Common Stock pursuant to the Secured Party's 1993 Long Term Omnibus Plan, the Debtor hereby pledges to the Secured Party and gives the Secured Party a continuing and unconditional security interest (the "Security Interest") in the following described property and in all increases and profits therefrom, in all substitutions therefor and in all proceeds thereof in any form (the
"Collateral"): _______________ shares of Common Stock of Regency Realty Corporation purchased from the issuer in a private offering effective as of January 1, 1996. The Debtor has deposited with, and the Secured Party hereby acknowledges receipt of, stock certificates for the Collateral, together with stock powers endorsed in blank by the Debtor.

      2. Indebtedness Secured. This Agreement and the Security Interest created by it secure payment of all obligations of any kind owing by the Debtor to the Secured Party pursuant to a 1996 Stock Purchase Award Agreement of even date herewith between the Debtor and the Secured Party and a Promissory Note executed pursuant thereto by the Debtor in favor of the Secured Party (the
"Indebtedness"). The 1996 Stock Purchase Award Agreement, the Note, this Agreement and any other documents executed in connection therewith are referred to collectively as the "Transaction Documents."

      3. Warranties of Debtor. Debtor represents and warrants and, so long as the Indebtedness remains unpaid, shall be deemed continuously to represent and warrant that (a) each item constituting Collateral is genuine and in all respects what it purports to be; (b) Debtor is the owner of the Collateral free of all security interests or other encumbrances except the Security Interest; and (c) Debtor is authorized to enter into this Security Agreement.

      4. Irrevocable Proxy. The Debtor irrevocably constitutes and appoints the Secured Party, as the Debtor's Proxy with full power to (a) attend all meetings of stockholders of the issuer of the Collateral (the Company) held after the date of this Agreement and to vote the Collateral at those meetings in such manner as the Secured Party shall in its sole discretion deem appropriate; (b) to consent in the sole discretion of the Secured Party to any action by or concerning the Company for which the consent of the stockholders of the Company is or may be necessary or appropriate; and (c) without limitation to do all things which the Debtor could do as a stockholder of the Company, giving to the Secured Party full power of substitution and revocation. Notwithstanding the foregoing, the Debtor alone shall have the rights under this paragraph and the Secured Party may not exercise those rights so long as no Event of Default has occurred. The proxy contained in this paragraph shall terminate when this Security Agreement terminates as provided in paragraph 10. The Debtor hereby revokes all proxies


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heretofore  given to any  person or  persons  and  agrees  not to give any other proxies in derogation of this proxy so long as this Security Agreement is in force.

      5. Covenants of Debtor. So long as this Agreement has not been terminated as provided in paragraph 10, the Debtor (a) will defend the Collateral against the claims of all persons; (b) will keep the Collateral free from all security interests or other encumbrances except the Security Interest; (c) will not assign, sell, transfer, deliver or otherwise dispose of the Collateral or any interest therein or attempt to do the same without the prior written consent of the Secured Party; (d) will notify the Secured Party promptly in writing of any change in the Debtor's address, name or identity specified above; and (e) will pay taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral.

      6. Income and Collateral. Any cash dividends paid by the Company with respect to the Collateral shall be automatically credited against amounts then due under the Indebtedness, but any dividends in excess of amounts then due under the Indebtedness shall be paid to the Debtor and shall not be applied to prepay the Indebtedness unless the Debtor directs otherwise.

      7.    Increases, Profits or Distributions.

            (a) Whether or not an Event of Default has occurred, the Debtor authorizes the Secured Party (i) to receive any increase in or stock dividends on the Collateral (other than cash dividends) and any distribution upon the dissolution and liquidation of the issuer of any Collateral; (ii) to surrender such Collateral or any part thereof in exchange therefor; and (iii) to hold the receipt from any such distribution or increase as part of the Collateral.

            (b)  If  the  Debtor   receives  any  such   increase,   profits  or
distribution, the Debtor will deliver such receipts promptly to the Secured Party to be held by the Secured Party as provided in this paragraph.

      8. Release of Collateral. Promptly upon any reduction in the outstanding principal amount of the Note, provided that the Debtor is not in default under any Transaction Document, the Secured Party shall release whole Shares from the Collateral in such number, if any, that the fair market value of the Collateral on the date of the release is as nearly equal as possible to, but in any event not less than, 100% of the remaining principal balance of the Note.

      9.    Default.

            (a) Any of the following events or conditions shall constitute an "Event of Default" hereunder: (i) non-payment of any Indebtedness when due for more than 15 days after notice of default, or failure by the Debtor to perform any obligations under this Agreement or any other Transaction Document after written notice of default and a reasonable opportunity to cure; (ii) filing by the Debtor of a petition in bankruptcy or for reorganization under any bankruptcy, reorganization, compromise arrangement, insolvency, readjustment or debt dissolution, liquidation or similar law of any jurisdiction; (iii) the making of a general assignment by the Debtor for the benefit of creditors; (iv) filing against the Debtor of any petition in bankruptcy or for reorganization or for the appointment of a receiver, trustee,

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custodian or similar  official for the Debtor or for any of the Debtor's  assets as to which the Debtor by any act indicates its approval therefor or consent or acquiescence therein, or entry of an order approving such petition or such appointment which remains unstayed and in effect for more than 30 days; or (v) material falsity in any certificate, statement, representation, warranty or audit at any time furnished to the Secured Party by or on behalf of the Debtor.

            (b)  The  Secured   Party  may  declare  all  or  any  part  of  the
Indebtedness to be immediately due without notice upon the happening of any Event of Default.

            (c) Upon the happening of any Event of Default, the Secured Party's rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and under any other applicable law from time to time in effect. The Secured Party shall also have any additional rights granted herein and any other agreement now or hereafter in effect between the Debtor and the Secured Party. If requested by the Secured Party, the Debtor will assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party.

            (d) The Debtor agrees that any notice by the Secured Party of the sale or disposition of Collateral or any other intended action hereunder whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Debtor if the notice is mailed by certified mail, postage prepaid, at least fifteen days before the action to the Debtor's address as specified in this Agreement or to any other address which the Debtor has specified in writing to the Secured Party as the address to which notices shall be given to the Debtor.

            (e) The Debtor shall be liable for any deficiency in the event that disposition of the Collateral does not satisfy the Indebtedness in full except in the event that the Indebtedness becomes non-recourse pursuant to the 1996 Stock Purchase Award Agreement.

      10.   Miscellaneous.

            (a) In the event of any litigation arising out of or relating to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and expenses from the losing party, whether incurred before or at trial, on appeal or in insolvency proceedings.

            (b) The Debtor appoints the Secured Party as the Debtor's attorney-in-fact to perform all acts which the Secured Party deems appropriate to perfect and continue the Security Interest, to protect and preserve the Collateral and to indorse and transfer all or any part of the Collateral.

            (c) Upon the Debtor's failure to perform any of its duties hereunder, the Secured Party may, but it shall not be obligated to, perform any of such duties and the Debtor shall forthwith upon demand reimburse the Secured Party for any expense incurred by the Secured Party in so doing.

            (d) No delay or omission by the Secured Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right

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


and no single right, and no single or partial exercise of any right shall preclude the Secured Party from any other or further exercise of that right or the exercise of any other right or remedy. The Secured Party may cure any default by the Debtor in any reasonable manner without waiving the default so cured and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of the Secured Party under this Agreement and under the Uniform Commercial Code shall be deemed cumulative.

            (e) The terms "Secured Party" and "Debtor" as used in this Agreement include the heirs, personal representatives and successors or assigns of those parties.

            (f) This Agreement may not be modified or amended nor shall any provision of it be waived except by in writing signed by the Debtor and by an authorized officer of the Secured Party.

            (g) This Agreement shall be construed under the Uniform Commercial Code of Florida and any other applicable Florida laws in effect from time to time.

            (h) This Agreement is a continuing agreement which shall remain in force until all the Indebtedness shall be paid in full.

      11. Waiver. The Debtor hereby waives any rights Debtor may have to notice and a hearing before possession or sale of collateral is effected by Secured Party by self-help, replevin, attachment or otherwise.



                                          ---------------------

                                                            Debtor


                                          REGENCY REALTY CORPORATION


                                          By:
                                             Its:

                                                            Secured Party

Date of execution:                    , 1996

FL3275.3



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